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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 9, 1997







                            OXFORD HEALTH PLANS, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                      0-19442                06-1118515
(State or other jurisdiction)        (Commission            (IRS Employer
     of incorporation)               File Number)         Identification No.)


  800 Connecticut Avenue, Norwalk, Connecticut                  06854
    (Address of principal executive offices)                  (Zip Code)


                                 (203) 852-1442
              (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS.

         The Company's Press Release, dated December 9, 1997, is attached as an Exhibit hereto and incorporated herein by reference.



ITEM 7.  Financial Statements and Exhibits

         (c)   Exhibits

                  99(a)    Press Release dated December 9, 1997

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            OXFORD HEALTH PLANS, INC.


Date: December 9, 1997                      By:   /s/  BRENDAN R. SHANAHAN
                                                ---------------------------
                                                      BRENDAN R. SHANAHAN
                                                Vice President and Controller

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                   OXFORD HEALTH PLANS, INC. AND SUBSIDIARIES
                                  EXHIBIT INDEX



Exhibit                                                             Page
Number                     Description of Document                 Number
------                     -----------------------                 ------
[S]               [C]                                               [C]
  99(a)           Press Release dated December 9, 1997                 4


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